Exhibit 99.2
                              FINANCIAL STATEMENTS
                                       AND
                          INDEPENDENT AUDITOR'S REPORT
                              DIGITAL BRIDGE, INC.
                               SEPTEMBER 20, 2000


Independent  Auditors'  Report


BOARD  OF  DIRECTORS
DIGITAL  BRIDGE,  INC.
Burlingame,  California


We have audited the accompanying balance sheet of DIGITAL BRIDGE, INC. as of September 20, 2000 and the related statements of operations, stockholders' deficit and cash flows for the period from July 1 to September 20, 2000. These financial statements are the responsibility of Digital Bridge, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Digital Bridge, Inc. as of September 20, 2000, and the results of its operations and its cash flows for the period then ended, in conformity with generally accepted accounting principles.

The Company has a limited operating history and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in new an rapidly evolving markets for internet products and services. As discussed in
Note 11 to the financial statements, the Company was only recently formed, and has not generated sufficient revenues to achieve profitability. Failure to secure financing or its ability to generate sufficient cash flows through operations may have a material adverse impact on the Company's operations and financial position. Management's plans in regards to these matters are also described in Note 11. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.




November  3,  2000

By:  /s/  Hood  &  Strong,  LLP
-------------------------------
Hood  and  Strong,  LLP.

DIGITAL BRIDGE, INC.
BALANCE SHEET
September 20, 2000
===========================================================================================

ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                     $                  114,577
  Receivables                                                                      184,911
  Prepaid expenses                                                                   4,547
-------------------------------------------------------------------------------------------

    Total current assets                                                           304,035

FURNITURE AND EQUIPMENT, net                                                        39,757

OTHER ASSETS                                                                        19,744
-------------------------------------------------------------------------------------------

                                                                                  363,536
===========================================================================================
LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
  Trade payables                                                $                   51,413
  Accrued expenses                                                                  33,938
  Notes payable                                                                    700,000
  Other liabilities                                                                 37,000
-------------------------------------------------------------------------------------------

    Total liabilities                                                              822,351
-------------------------------------------------------------------------------------------

STOCKHOLDERS' DEFICIT:
  Preferred stock, $.001 par value, 5,000,000 shares
     authorized, no shares issued and outstanding
  Common stock, $.001 par value, 50,000,000 shares authorized,
     27,902,000 shares issued and outstanding                                       22,332
  Additional paid-in capital                                                       517,260
  Accumulated deficit                                                             (998,407)
-------------------------------------------------------------------------------------------

    Total stockholder's deficit                                                   (458,815)
-------------------------------------------------------------------------------------------

                                                                $                  363,536
===========================================================================================

DIGITAL BRIDGE, INC.
STATEMENT OF OPERATIONS
For the Period From July 1 to September 20, 2000
============================================================

REVENUE                                           $  75,564

COST OF SALES                                        55,000
------------------------------------------------------------

GROSS PROFIT                                         20,564
------------------------------------------------------------

OPERATING EXPENSES:
  Salaries and benefits                             124,857
  Professional fees                                   3,623
  Office expenses                                   128,830
  Depreciation                                        1,834
  State taxes                                           800
------------------------------------------------------------
                                                    259,944
------------------------------------------------------------

NET LOSS                                          $(239,380)
============================================================

LOSS PER COMMON SHARE                             $ (0.0086)
============================================================

DIGITAL  BRIDGE,  INC.
----------------------
STATEMENT  OF  STOCKHOLDERS'  DEFICIT
For  the  Period  From  July  1  to  September  20,  2000
==================================================================================================


                                 Number                  Additional                     Total
                               of Shares       Common     Paid-In    Accumulated    Stockholders'
                              Outstanding      Stock      Capital      Deficit         Deficit
BALANCES -
   June 30, 2000               27,850,000   $    22,280   $205,312  $   (759,027)  $     (531,435)

  Common stock issued              52,000            52     49,948        50,000

  Contribution of capital                                  262,000                        262,000

  Net loss for the period
    ended September 20, 2000                                            (239,380)        (239,380)

--------------------------------------------------------------------------------------------------
BALANCES -
   September 20, 2000          27,902,000   $    22,332   $517,260  $   (998,407)  $     (458,815)
==================================================================================================

DIGITAL BRIDGE, INC.
STATEMENT OF CASH FLOWS
For the Period From July 1 to September 20, 2000
===============================================================================

OPERATING ACTIVITIES:
  Net loss                                                           $(239,380)
  Adjustments to reconcile net loss to net cash used by operations:
    Depreciation                                                         1,834
    Increase in:
      Receivables                                                     (127,055)
      Prepaid expenses                                                  26,114
      Accounts payable                                                 (39,810)
      Accrued expenses                                                  23,332
      Other liabilities                                                 37,000
-------------------------------------------------------------------------------
    Net cash used by operating activities                             (317,965)
-------------------------------------------------------------------------------
FINANCING ACTIVITIES:
  Issuance of common stock                                              50,000
  Contribution of capital                                              262,000
-------------------------------------------------------------------------------

    Net cash provided by financing activities                          312,000
-------------------------------------------------------------------------------

DECREASE IN CASH AND CASH EQUIVALENTS                                   (5,965)

CASH AND CASH EQUIVALENTS, beginning of period                         120,542
-------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, end of period                             $ 114,577
===============================================================================

NOTES TO FINANCIAL STATEMENTS FOR DIGITAL BRIDGE, INC.

NOTE 1 - ORGANIZATION:

               Digital Bridge, Inc. (the Company) is a corporation organized under the laws of the State of Nevada for the purpose of doing business as a provider of website development and management services.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

               a.   Basis of Presentation:
                    ---------------------

                    The Company maintains its accounts on the accrual basis of accounting. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimates.

               b.   Cash and Cash Equivalents:
                    -------------------------

                    For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents (of which there are none as of September 20, 2000).

               c.   Depreciation:
                    ------------

                    Fixed assets are recorded at cost. Property and equipment is depreciated on a straight-line basis over estimated useful lives ranging from three to seven years.

               d.   Revenue Recognition:
                    -------------------

                    The Company  records  revenue based upon  specific  contract
                    rates  for  website   development  and  management  services
                    rendered.

               e.   Advertising Costs:
                    -----------------

                    The Company expenses all advertising costs, including direct response advertising costs, as they are incurred.

               f.   Loss Per Share:
                    --------------

                    The computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share". (See
                    Note 6)

               g.   Recently Enacted Accounting Standards:
                    -------------------------------------

                    Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", SFAS No. 132, "employer's Disclosure about Pensions and Other Postretirement Benefits", SFAS No.133 (as amended by SFAS No. 137 and 138), "Accounting for Derivative Instruments and Hedging Activities", SFAS No. 134, "Accounting for Mortgage-Backed Securities ", and SFAS 135, "Rescission of FASB No. 75 and Technical Corrections", were recently issued. SFAS No. 130, 131, 132, 133 (as amended), 134 and 135 have no current application to the Company or their affect on the financial statements would not have been significant.

NOTE 3 - FURNITURE AND EQUIPMENT:

               Furniture and equipment, at cost, is summarized as follows as of September 20, 2000:


               Office equipment                                         $ 33,210

               Furniture and fixtures                                     12,570
               -----------------------------------------------------------------

                                                                          45,780

               Less accumulated depreciation                               6,023
               -----------------------------------------------------------------

                                                                        $ 39,757
               =================================================================

               Depreciation expense amounted to $1,834 for the period ended September 20, 2000.

NOTE 4 - LEASE COMMITMENTS:

               The Company leases office space under an operating lease which expires December 31, 2002. Rent expense approximated $22,080 for the period ended September 20, 2000. As of September 20, 2000, future minimum lease payments, by fiscal year, are as follows:

               Year  ended  June  30,

                     2001                $      90,240
                     2002                       94,080
                     2003                       48,000

                                         $     232,320

NOTE  5  -     INCOME TAXES:

               No provision for federal and state income taxes has been recorded because the Company has incurred net operating losses since inception. The net operating loss carry-forwards as of September 20, 2000 approximate $978,000. These carry-forwards will be available to offset future taxable income and expire beginning in 2014 (subject to Internal Revenue Service and California Code Restrictions). Deferred income tax assets arising from such loss carryforwards have been fully reserved as of September 20, 2000.

NOTE 6 - LOSS PER SHARE:

               The following information reflects the amount used in computing income (loss) per share for the period ending September 20, 2000::

               Income  (loss) from  continuing  operations  available  to common
               shareholders (numerator)                              ($ 239,380)

               Weighted average number of common shares outstanding used in loss
               per share for the period (denominator)               $27,884,244

NOTE 7 - NOTES PAYABLE:

               At September 20, 2000 there two notes aggregating $700,000. Interest is being accrued at 7% per annum. No repayment terms have been defined. The total amount has been reflected as a current liability in the financial statements.

NOTE 8 - STOCK OPTIONS:

               The Company had drafted a stock incentive plan for directors, officers, employees and consultants of the Company and affiliated companies, which would have provided for nonqualified and incentive stock options. The plan has not been approved as of September 20, 2000 and as such, no adjustments to the financial statements have been made to account for any of the plan's proposed provisions.

NOTE  9  -     CONCENTRATION  OF CREDIT RISK:

               The Company has identified its financial instruments which are potentially subject to risk. These financial instruments consist principally of cash and cash equivalents and receivables. During the year, the Company had significant operating cash and cash equivalents in excess of the federally insured limits. Credit risk for receivables is substantially mitigated by the Company's historically short collection periods.

NOTE 10 - RELATED PARTY TRANSACTIONS:

               As of September 20, 2000, accounts receivable from affiliated companies totaled $96,822.

NOTE 11 - BUSINESS RISKS:

               The Company has a limited operating history and its prospects are subject to the risks, expenses and uncertainties, frequently encountered by companies in new and rapidly evolving markets for Internet products and services. The Company was only recently formed, and has not generated sufficient revenues to achieve profitability. The Company's failure to secure financing or its ability to generate sufficient cash flows through operations may have a material adverse impact on the Company's future operations and financial position. Effective September 20, 2000, the Company entered into several agreements wherein it planned to exchange 100% of three separate non-public companies through the issuance of common stock with an aggregate estimated value of $25,482,844 (See Note 13 for additional information). The Company may still need to raise additional funds to develop or enhance its service offerings and to fund expansion; failure to do so could affect the Company's ability to pursue future growth.

NOTE 12 - REORGANIZATION AND STOCK PURCHASE AGREEMENT:

               Effective January 31, 2000, the Company and its shareholders entered into a Reorganization and Stock Purchase Agreement with Black Stallion Management, Inc. (Black Stallion), a Nevada corporation. Under the terms of the agreement, the Company's shareholders agreed to exchange 100% of their common stock for 20 million shares of common stock of Black Stallion. In addition, Black Stallion agreed to a post-closing split of 1.25 to 1 forward stock split on its authorized, issued and outstanding stock, resulting in 27,850,000 post-closing shares of common stock issued and outstanding and 31,250,000 shares of common stock authorized.

NOTE 13 - MERGER:

               Effective September 20, 2000 the Company entered into an agreement to exchange 100% of the outstanding common stock of 24x7 Development.com, Inc., a Delaware corporation, in a merger transaction pursuant to which the Company will be the surviving entity. As consideration, the Company will issue to the holders of 24x7 common stock an aggregate of 10,000,000 shares of the Company's common stock, with an estimated value of $18,125,000.

               Effective September 20, 2000 the Company entered into an agreement to exchange 100% of the outstanding common stock of N2plus, Inc., a Delaware corporation, in a merger transaction pursuant to which the Company will be the surviving entity. As consideration the Company will issue to the holders of the N2plus, Inc. common stock an aggregate of 1,000,000 of the Company's common stock with an estimated value of $1,812,500.

               Effective September 20, 2000 the Company entered into an agreement to exchange 100% of the outstanding common stock of Online Television Network Services, a California corporation, in a stock for stock transaction, pursuant to which Online Television Network Services will be a wholly owned subsidiary of the Company. As consideration, the Company will issue to the holders of the Online Television Network Services an aggregate of 3,059,000 shares of the Company's stock with an estimated value of $5,545,344. These transactions are expected to be recorded as a pooling of interests.

               The Company's financial statements reflect the balances and activity immediately prior to the above transaction.